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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): August 19, 2009


                          COOPERATIVE BANKSHARES, INC.
                          ----------------------------
               (Exact name of registrant as specified in charter)

NORTH CAROLINA                0-24626                 56-1886527
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(State or other              (Commission             (IRS Employer
jurisdiction of              File Number)           Identification No.)
incorporation)

              201 MARKET STREET, WILMINGTON, NORTH CAROLINA 28401
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          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (910) 343-0181
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.03     BANKRUPTCY OR RECEIVERSHIP.
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         As previously disclosed, on June 19, 2009, Cooperative Bank (the
"Bank"), the wholly owned subsidiary of Cooperative Bankshares, Inc. (the "Company"), was closed by the North Carolina Commissioner of Banks and the Federal Deposit Insurance Corporation was appointed as receiver of the Bank. On that same date, First Bank, Troy, North Carolina. acquired all banking operations, including most of the deposits, of the Bank and purchased most of the Bank's assets in a transaction facilitated by the FDIC.

         The Company's principal asset was its ownership of the common stock of the Bank and, as a result of the receivership of the Bank, the Company has very limited remaining tangible assets. Consequently, on August 19, 2009, the Company commenced a voluntary case under Chapter 7 of Title 11 of the United States Code in the United States Bankruptcy Court for the Eastern District of North Carolina. As a result of the Company's filing for bankruptcy, the Company does not believe that there will be any assets available to holders of the capital stock of the Company.

         In connection with the receivership of the Bank and the Company's filing for bankruptcy, effective August 19, 2009, all of the directors and executive officers of the Company resigned from their respective positions with the Company.

ITEM 2.04     TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL
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              OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.
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         The Company's filing for bankruptcy on August 19, 2009 resulted in an event of default under the terms of the Indenture, dated as of August 30, 2005, governing the Company's $15,464,000 in junior subordinated debentures due September 15, 2035 (the "Debt Securities") and the related trust preferred securities of the Company's subsidiary, Cooperative Bankshares Capital Trust I. Upon the occurrence of this event of default, the entire principal amount of the Debt Securities and any premium and interest accrued, but unpaid, thereon became immediately due and payable.

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
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              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
              -------------------------------------------------------------
              CERTAIN OFFICERS.
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         The information included in Item 1.03 of this Current Report on Form
8-K is incorporated herein by reference.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     COOPERATIVE BANKSHARES, INC.



                                     /s/ Todd L. Sammons
                                     ---------------------------------------
                                     Todd L. Sammons
                                     Chief Financial Officer and Interim
                                     President and Chief Executive Officer

Date: August 19, 2009